1. Contract ID Code   Page 1 of 2 Pages
AMENDMENT OF SOLICITATION/MODIFICATION
 OF CONTRACT                                       L
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2. Amendment/Modification No.            3. Effective Date
          P00025                               BLK 16C
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4. Requisition/Purchase Reg. No.         5. Proj. No. (If applicable)
       N00024-98-FR-91008                        8-385P-91008
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6. Issued By                 Code N00024 7. Administered By          Code N63124
NAVAL SEA SYSTEMS COMMAND
2531 JEFFERSON DAVIS HWY                    SUPSHIP New Orleans
ARLINGTON VA 22242-5160                     New Orleans, LA 70142-5700
BUYER/SYMBOL: J.M. Clement    SEA 02225
PHONE: 703/602-3102 ext 225
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8. Name and Address of Contractor             9a. Amendment of Solicitation No.
   (No., street, county, State and ZIP Code)
Avondale Industries, Inc.
Shipyard Division                             9b. Dated (See Item 11)
P.O. Box 50280
New Orleans, LA 70150-1967
                                             10a. Modification of Contract/
                                                  Order No.
                                        [X]       N00024-93-C-2205


                                             10b. Dated (See Item 13)
Cage Code 96204    Facility Code                  NOV 20 1992
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11. This Item Only Applies to Amendments of Solicitations
    The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers   [ ]is    [ ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning 2 copies of the amendment, (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. Accounting and Appropriation Data           (if required)
    See Attached Financial Accounting Data Sheet
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13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE
                  CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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[ ] A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES
       SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
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[ ] B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE
       ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
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[X] C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
         IN ACCORDANCE WITH OPTIONS CLAUSE
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[ ] D. OTHER (Specify type of modification and authority)

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E. IMPORTANT:     Contractor (x) is not, ( ) is required to sign this document and return  copies to the issuing office.
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14. Description of Amendment/Modification    (Organize by UCF section headings,
    including solicitation/contract subject matter where feasible.)




                            SEE THE FOLLOWING PAGE.



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.
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15A. Name and Title of Signer (Type or print)


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15B. Contractor/Offeror                         15C. Date Signed


    ----------------------------------------
    (Signature of person authorized to sign)
-------------------------------------------------------------------------------
16A. Name and Title of Contracting Officer (Type or Print)
     Jerry M. Clement
     Contracting Officer
-------------------------------------------------------------------------------
16B. United States of America                   16C. Date Signed

     By  /s/  JERRY M. CLEMENT                       14 NOV 1997
       -------------------------------------
        (Signature of Contracting Officer)
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NSN 7540-01-152-8070              30-105            STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                           Prescribed by GSA
                                                    FAR (48 CFR) 53-243

                                                    N00024-93-C-2205
                                                    P00025
                                                    Page 2 of 2

Contract N00024-93-C-2205 provides, in part, under Section B.3, Item(s) 0403AA through 0411AA that "the Government may require the Contractor to furnish items 0403AA through 0411AA as specified in Section B, for delivery at the time(s) and place(s) and at the applicable price(s) set forth herein. The Option(s) will be exercised, if at all, by written or telegraphic notice from the Contracting Officer sent within the time specified below:"

1. Pursuant to the above provisions, the Government hereby exercises its option for Item 0403AA through Item 0411AA.

2. As a result of the above option exercise, this modification executes and fully funds CLINS 0403AA, 0407AA, and 0410AA.

3. Funding in the amount of $209,955,156.00, which consists of $209,707,826.00 for CLIN 0403AA (which includes $1,211,651.00 for Administrative Modifications thru A00132), $225,178.00 for CLIN 0407AA, and $22,152.00 for CLIN 0410AA is
hereby provided in the attached Financial Accounting Data Sheet to fully fund the effort in CLINS 0403AA, 0407AA, and 0410AA plus $34,204,000.00 for Item 0403AA for payment of compensation adjustment.

4. The total amount obligated on this modification is $244,159,156.00 which consists of $209,955,156.00 for the target price as appropriate of Items 0403AA, 0407AA and 0410AA plus $34,204,000.00 for Item 0303AA for payment of compensation adjustment thereof.

5. Except as modified above, all other terms, conditions, and prices of Contract N00024-93-C-2205 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET-NAVY

-----------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)           2.SPIN (CRITICAL)            3. MOD (CRITICAL)       4. PR NUMBER

    N0002493-C-2205                                                     P00025                 N0002498FR91008
-----------------------------------------------------------------------------------------------------------------------------------
5.          6. LINE OF ACCOUNTING
            -----------------------------------------------------------------------------------------------------------------------
            A.             B.               C.         D.     E.        F.      G.    H.          I.      J.      K.
 CLIN/SLIN      ACRN        APPROPRIATION   SUBHEAD      OBJ    PARM     RFM      SA      AAA       TT      PAA        COST CODE
             (CRITICAL)      (CRITICAL)    (CRITICAL)    CLA                           (CRITICAL)                  ----------------
                                                                                                                   PROJ        PDLI
                                                                                                                   UNIT  MCC   & SUF
-----------------------------------------------------------------------------------------------------------------------------------


0403/AA
0407/AA
0410/AA          AS           17 X 4557      8810       312      SA     385      0      068342     2D     000000   22251  200  0000

0403/AA          AT           17 X 4557      8810       312      SA     385      0      068342     2D     000000   22251  291  0000



                                                                   PAGE 1 OF 1

                                                     NAVY INTERNAL
                         AMOUNT                        USE ONLY
                       (CRITICAL)                     REF DOC/ACRN
------------------------------------------------------------------------------

                    $209,707,826.00
                        $225,178.00
                         $22,152.00
                    ---------------
                    $209,955,156.00                  N000240XAF0NDSF

                     $34,204,000.00                  N000240XAF0NDSF




                    ---------------
PAGE TOTAL          $244,159,156.00
                    ---------------
GRAND TOTAL         $244,159,156.00
------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: HENRY W. FITZPATRICK, JR., PMS385P    COMPTROLLER APPROVAL:

 /S/ Linda D. Grantham                                             /S/ V. JEFFERSON
           for                                                       703-602-3130x212
                                                                      BY DIRECTION OF
     11/12/97                                                        CAPT V. H. ACKLEY
                                                   DATE: 11/13/97 DEPUTY COMMANDER/COMPTROLLER